Exhibit 10.1

AMENDMENT NUMBER THIRTEEN TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER THIRTEEN TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 7, 2005, is entered into between and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (“Agent” and together with the Lenders, collectively, the “Lender Group”), SILICON GRAPHICS, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower,” and individually and collectively, jointly and severally, as “Borrowers”), in light of the following:

W I T N E S S E T H

WHEREAS, Borrowers and the Lender Group are parties to that certain Amended and Restated Loan and Security Agreement, dated as of September 20, 2002 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers have requested that the Lender Group agree to amendments to the Loan Agreement to provide for added credit availability in the Borrowing Base based on Intellectual Property and to delete Section 4.7 of the Loan Agreement pertaining to an Intercreditor Agreement with respect to certain IP Loans (as defined and provided in that certain Amendment Number One to Loan and Security Agreement among the parties hereto dated as of April 11, 2003);

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing so to consent to the amendment of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement as amended hereby.

2.            AMENDMENTS TO LOAN AGREEMENT.

(a)          Section 1.1 of the Loan Agreement is hereby amended to delete the definitions of “Intercreditor Agreement,” “IP Lender,” and “IP Loans.”

(b)          Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make advances to Borrowers in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage.  For purposes of this Agreement, ‘Borrowing Base,’ as of any date of determination, shall mean the result of:

“(w)      the lesser of

“(i)        85% of Eligible Accounts, less the amount, if any, of the Dilution Reserve; provided that in no event shall the amount of credit availability created by:

“(A)     Eligible Canadian Accounts exceed $2,000,000,

“(B)     Eligible Service Accounts exceed $15,000,000, or

“(C)     Eligible SGI Solutions Finance Accounts exceed $3,000,000, and

“(ii)       an amount equal to Borrowers’ Collections with respect to Accounts for the immediately preceding 45 day period, plus

“(x)        the lowest of: (i) 30% of the value of Eligible inventory, (ii) 80% of the Net Orderly Liquidation Value of the book value of Eligible Inventory, and (iii) $15,000,000; provided, however, that the limitation set forth in clause (ii) shall not be applicable during the period beginning on February 24, 2005 and continuing through April 11, 2005, plus

“(y)       the lower of: (i) 100% of the value of Intellectual Property, and (ii) $10,000,000, minus

“(z)        the aggregate amount of reserves, if any, established by Agent under Section 2.1(b) and the Lender Group Bank Products Reserve.”

(c)          The provisions of Section 4.7 of the Loan Agreement, entitled “Intercreditor Agreement,” are hereby deleted and are replaced with the editorial “[Intentionally Omitted].”

3.            MODIFICATION FEE.

Borrowers shall pay Agent a non-refundable fee of $250,000 (the “Modification Fee”). The Modification Fee is earned as of the date hereof but is due and payable no later than April 13, 2005.  If Borrowers have not paid Agent the Modification Fee prior to April 13, 2005, then on or after April 13, 2005, Agent shall be authorized to charge Borrowers’ Loan Account the Modification Fee. The Modification fee is in addition to any and all other accrued or deferred fees owing by Borrowers under the Loan Agreement. Notwithstanding the foregoing, if Borrowers extend the credit facility provided by the Loan Agreement for a period of no less than two (2) years on terms satisfactory to Borrowers and the Lender Group (the “Extension”), then the Modification Fee shall be waived.

4.            CONDITIONS PRECEDENT TO THIS AMENDMENT.

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)          The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(c)          No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers or the Lender Group.

5.            CONSTRUCTION.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.            ENTIRE AMENDMENT; EFFECT OF AMENDMENT.

This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the modification of the Loan Agreement as herein provided and supersede any and all prior or contemporaneous agreements, promises, and amendments relating to the subject matter hereof.  Except for the amendment to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.

7.            COUNTERPARTS; TELEFACSIMILE EXECUTION.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.            MISCELLANEOUS.

(a)          Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b)          Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By:	/s/ Thomas P. Shughrue
Name:	Thomas P. Shughrue
Title:	Vice President

SILICON GRAPHICS, INC.,
a Delaware Corporation

By:	/s/ Jean Furter
Name:	Jean Furter
Title:	Vice President Treasurer

SILICON GRAPHICS FEDERAL, INC.,
a Delaware corporation

By:	/s/ Jeff Zellmer
Name:	Jeff Zellmer
Title:	Vice President